UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 1, 2020

THE SHYFT GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-33582 (Commission File No.)	38-2078923 (IRS Employer Identification No.)

41280 Bridge Street, Novi, Michigan (Address of Principal Executive Offices)	48375 (Zip Code)

517-543-6400
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SHYF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2020, The Shyft Group, Inc. (the “Company”) announced that its Board of Directors has appointed Michael Dinkins to the Board, effective December 1, 2020. Mr. Dinkins will serve as a member of the Audit Committee.

Mr. Dinkins currently serves as President and Chief Executive Officer of Dinkins Financial, which assists private equity firms in building portfolios through acquisitions. He brings nearly three decades of executive financial experience, serving as Chief Financial Officer and Chief Executive Officer at a number of publicly traded companies. His financial expertise spans multiple industries and sectors, including previous service as Executive Vice President and Chief Financial Officer for the medical device manufacturing company, Integer Holding Corporation. Mr. Dinkins’ professional experience also includes 17 years at General Electric where he held multiple financial roles in various divisions, including Lighting Appliances and Corporate.

There are no arrangements or understandings between Mr. Dinkins and any other person pursuant to which he was selected as a director, nor are there any transactions in which Mr. Dinkins has an interest requiring disclosures under Item 404(a) of Regulation S-K. Mr. Dinkins will receive the standard compensation arrangement for the Company’s non-employee directors, including an annual cash retainer and equity-based compensation.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

99.1	Press Release dated December 1, 2020 regarding the appointment of Michael Dinkins to the Board of Directors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE SHYFT GROUP, INC.

Dated: December 1, 2020	/s/ Ryan L. Roney
By: Ryan L. Roney
Its: Chief Legal Officer and Corporate Secretary